PROCREA
Fertilité

Division PROCREA Mont-Royal,
Groupe Opmedic inc

OFFRE DE SERVICES

Analyse Chlamydia/Gonorrhée sur prélèvement auto collection MSN-2

Présenté à

M. Michel Aubé

Les Canna Inno Laboratories inc.

Par : Mme. France Lagacé, directrice laboratoires diagnostiques

12 octobre 2018

PROCREA Fertilité, division Mont-Royal
1361 Beaumont, suite 301, Mont-Royal, Qc, H3P 2W3
Tél : (514-345-8535) France Lagacé poste 2268

Introduction

Il nous fait plaisir de vous présenter notre offre de service concernant l'analyse Chlamydia/Gonorrhée destinée à détecter les infections sur prélèvement auto collection.

Nous vous remercions de nous fournir l'opportunité de vous présenter notre solution afin de répondre aux objectifs suivants :

1- Réaliser, dans un premier temps, une analyse sur 20 échantillons dont le résultat est connu, afin de valider si la technologie Cobas 4800 CT/NG peut-être utilisée, sur les échantillons auto collection de type MSN-2.

2- Dans un deuxième temps, analyser 500 à 1000 échantillons;

Rôle et responsabilités

A- Procréa Fertilité:

- Effectuer l'extraction du spécimen primaire, selon le protocole recommandé par Canna Inno Laboratories inc.;
- Effectuer l'analyse selon le protocole Cobas 4800 CT/NG de la compagnie Roche,
- Les délais d'analyses: 1 mois ou en fonction de l'arrivage des spécimens au laboratoire **(seulement les séries complètes : 22 cas, seront effectuées)**;
- Fournir un rapport pour chacun des spécimens analysés;
- Facturer le client pour les analyses reçues au laboratoire durant le mois;
- Fournir les consommables relatifs à l'analyse excluant (tubes coniques 50 ml Dnase/Rnase free);

B- Les Canna Inno Laboratories inc:

- Acheminer, à ses frais, tous les spécimens au laboratoire de cytologie PROCREA Fertilité situé sur la rue Beaumont;
- Fournir (tubes coniques 50 ml Dnase/Rnase free);
- Fournir l'agitateur robotiser, pour le temps de l'étude ;
- Payer la facturation reçue.

C-Facturation :

a) **PROCREA Fertilité,** facturera mensuellement Les Canna Inno Laboratories inc. pour la totalité des services effectués mensuellement, une liste des cas analysés accompagnera la facture.

Confidentialité

PROCREA Fertilité a un code de déontologie auquel souscrivent tous ses employés. Ce code vous assure du **respect de la confidentialité** voulue et reconnue au sein de la profession. Cette entente de services doit demeurer confidentielle entre les deux (2) parties et leurs représentants. En aucun temps, des informations concernant la façon de faire et les valeurs monétaires de cette entente ne devront être divulguées à de tierces personnes.

Durée

Cette entente est d'une durée d'un an, renouvelable pour une période identique à moins d'un avis contraire. Si l'une des 2 parties veut y mettre fin, elle doit faire parvenir un préavis écrit de 4 semaines à l'autre partie.

Mode de paiement et modalités

PROCREA Fertilié facturera le **Client** pour les services à tous les mois.

Les sommes dues seront payables par chèque à l'ordre ***Groupe Opmedic inc. A l'attention de Mr Elia Hallak*** sur réception ou dans les 30 jours de la facturation.

Tout retard à acquitter les honoraires ci-dessus portera un intérêt de **5%** par mois.
Cette indemnité s'ajoutera à la valeur des services de transcription rendus.

Les coûts :
-les 20 premiers spécimens (validation de l'extraction et la technologie Cobas): **100.00$ / cas**
-un dépôt de **3 000.00$** sera exigé avant le début de l'étude clinique.
-les échantillons de l'étude (500 à 1000 échantillons) **: 67.00$ / cas**

Acceptation de la présente offre de services

La présente offre de services demeure ouverte à votre acceptation pour une période de **10** jours.

Si des questions surgissent maintenant ou pendant le déroulement du projet, n'hésitez pas à communiquer avec :

- France Lagacé : 514-345-8535 poste 2268

Nous vous remercions de l'occasion que vous nous offrez de produire la présente offre de services et anticipons le plaisir d'œuvrer de concert avec vous à sa réalisation.

Acccpté:

Par: ______________________ Date: 2018/10/15

Monsieur Michel Aubé
Pour : Les Canna Inno Laboratories inc.
8837, rue Du Champ d'eau
Montréal, Qc, H1P 3A6

Par: ______________________ Date: 2018/10/16

Madame France Lagacé
Pour : **PROCREA Fertilité**
1361, avenue Beaumont, bureau 301,

Ville Mont-Royal, Qc, H3P 2W3